Exhibit 99.1

CVR Energy Announces Private Placement of $600 Million of Senior Notes

SUGAR LAND, Texas (December 7, 2023) – CVR Energy, Inc. (the “Company” or “CVR Energy”) (NYSE: CVI) announced today that, subject to market conditions, it intends to offer (the “Offering”) for sale in a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), $600 million in aggregate principal amount of senior unsecured notes due 2029 (the “Notes”). The Notes are expected to be jointly and severally guaranteed on a senior unsecured basis by certain of the Company’s domestic subsidiaries, including each of the Company’s subsidiaries that is a borrower or guarantor under the Company’s $275 million senior secured asset based revolving credit facility.

The Company intends to use the net proceeds from the Offering, together with cash on hand, to redeem all of its outstanding 5.250% Senior Notes due 2025 (the “2025 Notes”). The Company expects to redeem the 2025 Notes on or after February 15, 2024, at an expected redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, on the 2025 Notes to be redeemed to the redemption date.

The offer and sale of the Notes and the related guarantees have not been registered under the Securities Act, or any state securities laws, and unless so registered, these securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company plans to offer and sell these securities only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

This news release shall not constitute an offer to sell, or the solicitation of an offer to buy, any of these securities or any other securities, nor shall there be any sale of these securities or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. This news release shall not constitute a notice of redemption under the indenture governing the 5.250% Senior Notes due 2025.

Forward-Looking Statements

This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the proposed Offering, the intended use of proceeds therefrom and other aspects of the Offering and the Notes. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission. These and other risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.

Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the renewables, petroleum refining and marketing business as well as in the nitrogen fertilizer manufacturing business through its interest in CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 37 percent of the common units of CVR Partners, LP.

For further information, please contact:

Investor Relations
Richard Roberts
CVR Energy, Inc.
(281) 207-3205
InvestorRelations@CVREnergy.com

Media Relations
Brandee Stephens
CVR Energy, Inc.
(281) 207-3516
MediaRelations@CVREnergy.com